Exhibit 99.1
GATX Corporation
May 2006
NYSE: GMT
SINCE 1898

NYSE: GMT
Forward-Looking Statements
Certain statements may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” or “project” and similar expressions. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Risks and uncertainties include, but are not limited to general economic conditions; lease rates, utilization levels and operating costs in GATX’s primary asset segments; conditions in the capital markets; changes in GATX’s or GATX Financial Corporation’s credit ratings; dynamics affecting companies within the markets served by GATX; regulatory rulings that may impact the economic value and operating costs of assets; competitive factors in GATX’s primary markets including lease pricing and asset availability; changes in loss provision levels within GATX’s portfolio; impaired asset charges that may result from changing market conditions or portfolio management decisions implemented by GATX; the outcome of pending or threatened litigation and general market conditions in the rail, air, marine and other large-ticket industries. Other factors and unanticipated events could adversely affect our business operations and financial performance. We discuss certain of these matters more fully, as well as certain risk factors that may affect our business operations, financial condition and results of operations, in our filings with the SEC, including our Annual Report on Form 10-K. These risks, uncertainties and other factors should be carefully considered in evaluating the forward-looking statements. The forward-looking statements included in this presentation are made only as of the date of this presentation, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

GATX Corporation GATX Corporation provides lease financing and related services to customers operating rail, air, marine and other targeted assets. – Founded in 1898 as a railcar lessor – Railcar leasing remains the most valuable franchise business Rail 63% Air 25% Specialty 7% Corporate /Other 5% Asset Mix $6.8 billion NBV (on and off balance sheet) as of 3/31/06 page 3 SINCE 1898

page 4 SINCE 1898
GATX Strengths: Keys to Success · Foundation of GATX is the leasing of longlived, widely-used assets – Railcars — Marine Vessels – Locomotives — Industrial Equipment – Aircraft · Assets in which we possess a unique understanding of what drives value · Assets that we provide valuable services in connection with page 5 SINCE 1898
GATX Rail · One of the largest railcar and locomotive lessors in North America – A leading North American tank car lessor · Own, manage or have interest in 159,000 railcars worldwide – Expanding international presence with over 40,000 cars · Leading service provider to shippers in chemical, petroleum, and food industries · Service-intensive business – Repair, maintenance, tracking, training, engineering support as of 12/31/05 page 6 SINCE 1898
GATX Rail Fleet Boxcars & Gondolas 6% GATX Rail Worldwide Owned Fleet 128,000 railcars as of 12/31/05 Umler Estimate as of 12/31/05
GATX Rail Fleet North American Tank Car Lease Market Approximately 60 different types of tank cars Other 8% Covered Hoppers 23% Tank Cars 63% GATX 31% Other 11% Trinity 7% GE Railcar 16% Union Tank Car 35%

NORTH AMERICAN RAIL MARKET
page 7 SINCE 1898
0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 1998 1999 2000 2001 2002 2003 2004 2005 2006 95% 94% 92% 99% 93% 98% 90% 85% 90% 95% 100% 1998 1999 2000 2001 2002 2003 2004 2005 1Q’06
North American Rail Market Source: Association of American Railroads (AAR) — combined US and Canada originated carloads, excluding intermodal and Railway Supply Institute (RSI) GATX Fleet Utilization Railcar Manufacturing Backlog Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Source: GATX Rail (North American Owned Fleet) Q1 Q2 Q3 Q4 page 8 SINCE 1898

Investment Philosophy Maintaining investment discipline $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2001 2002 2003 2004 2005 Rail Air Specialty
· The single most important
decision is to buy the asset at
an advantaged, attractive price
– Understand asset value
– Investing for the long run
· 30- to 50-year assets
– Key to achieving attractive,
risk-adjusted return
· More important than any other
variable
· Rail’s committed purchase
program exemplifies buying
the right asset at the right
price
Portfolio Investments
and Capital Expenditures
$1,360
$1,018
$629
$760
$521
$ Millions

page 9 SINCE 1898 Maximize value of our existing fleet, our infrastructure, our longterm customer relationships and our market position
GATX Rail Key Initiatives · Grow core railcar and locomotive fleets – Optimize car acquisition costs · Continue to improve operational efficiency · Enhance European financial performance · Effectively manage through industry cycles Make GATX theglobal railcar leasing company

Appendix

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GATX Corporation GATX Corporation provides lease financing and related services to customers operating rail, air, marine and other targeted assets. GATX also: – Provides an attractive risk-adjusted return to shareholders – Is an excellent operator focused on providing quality services to customers – Provides clear direction and challenging opportunities to employees page 12 SINCE 1898

GATX Corporate History · Founded in 1898 as a railcar lessor · Listed on NYSE in 1916 · Initiated quarterly dividends in 1919; paid without interruption since · Added (and divested) diversified industrial, financial and leasing businesses through the years
· Railcar leasing remains the most valuable franchise business page 13 SINCE 1898

PROFILE
Asset Mix Asset Structure $6.8 billion NBV (on and off balance sheet) as of 3/31/06 Rail 63% Air 25% Specialty 7% Corporate/ Other 5% Operating Lease Assets 74% Joint Ventures 10% Other 10%

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GATX Air · Lease to commercial airlines worldwide · Owned portfolio focused on narrowbody aircraft with weighted average age of 6 years · 100% utilization · Geographically diverse customer base · Extensive aircraft management expertise and experience

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GATX Owned Aircraft NBV of Owned Aircraft NBV of Aircraft on Lease Aircraft Investment by Aircraft Type Aircraft by Region as of 3/31/06 A320 Family 58% B737 Family 34% B757 7% Regionals 1% Europe 48% South America 15% North America 8% Asia 15% Middle East 12% Africa 2%

page 16 SINCE 1898 0 50 100 150 200 250 300 350 400 Boeing 727 Boeing 767 Dash-8 Boeing 737 (J T8D) Boeing 747 BAE 146 Fokker 100 Airbus A300 Airbus A310 Embraer ERJ -145 MD-80 Airbus A319 Boeing 717 Airbus A321 Boeing 737 (CFMI) Boeing 757 Boeing 737 (NG) Airbus A320 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Units in Storage Worldwide GATX NBV
GATX’s Aircraft Investments vs.
Aircraft Stored Worldwide as of 3/31/06 Source: Airclaims CASE Database & GATX Units in Storage Worldwide GATX NBV ($millions)

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GATX Air Key Initiatives · Strengthen management platform – Capitalize on reputation, contacts and knowledge · Optimize owned fleet – Sell $450 million of older air assets · Improve returns & reduce volatility Increase the number of aircraft we manage for others while optimizing our existing fleet to take advantage of the market recovery and improve returns

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GATX Specialty Production Equipment 9% Mining, Construction & Energy Equipment 11% Aircraft 5% NBV = $471 mm as of 3/31/06 Other 1% NBV = $528 mm as of 3/31/06 Owned Portfolio Managed Portfolio Major source of remarketing gains and secondary market activity Power 40% Rail 29% Aircraft 30% Marine 40% Rail 6% Other 29%

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GATX Specialty Key Initiatives · Marine – Investments in new builds at attractive prices · Industrial Equipment Finance – Critical use industrial equipment – Leverage GATX knowledge and expertise
Disciplined investment to grow portfolio of shipping and select industrial equipment assets

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Financial Highlights · Solid cash flow generation · Disciplined pursuit of select investment opportunities · Maintain conservative balance sheet page 21 SINCE 1898 $99 $541 $356 $209 $267 $302 $285 $589 $727 $250 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2001 2002 2003 2004 2005 Portfolio Proceeds Cash from Continuing Ope rations Financial Highlights $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2001 2002 2003 2004 2005 Rail Air Specialty Portfolio Investments and Capital Expenditures Cash from Continuing Operations and Portfolio Proceeds $ Millions $ Millions $1,360 $1,018 $629 $760 $521

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Capitalizing on Strengths · Grow the Rail franchise – GATX’s most valuable franchise
– Strong market identity – Excellent long-term customer relationships · Improve return in Air by managing aircraft · Grow Specialty through disciplined investment in targeted assets · Positioned for more stable growth